Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

OF

BARNES & NOBLE, INC.

TABLE OF CONTENTS

i

EXHIBITS

Exhibit A                      Form of Shareholder Joinder to Registration Rights Agreement
Exhibit B                      Shareholders Party to the Registration Rights Agreement

ii

REGISTRATION RIGHTS AGREEMENT dated as of December 22, 2014 (this “Agreement”) among Barnes & Noble, Inc., a Delaware corporation (the “Company”) and the Shareholders party hereto as listed on the signature pages, including any Permitted Transferees (collectively, the “Shareholders” and individually, a “Shareholder”).  Capitalized terms used herein have their respective meanings as set forth in Section 1.01.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Defined Terms

SECTION 1.01.  Definitions.  Unless the context otherwise requires, the terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

“Affiliate” shall mean, with respect to any Person, any other Person that directly or through one or more intermediaries, controls, is controlled by or is under common control with, the specified Person.  As used in this definition, the term “control” (including with correlative meanings, “controls”, “controlled by” and “under common control with”) shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership, membership, limited liability company or other ownership interests, by contract or otherwise.

“Board” means the board of directors of the Company.

“Business Day” shall have the meaning set forth in the Purchase Agreement.

“Claim” means any demand, action, claim, suit, litigation, arbitration, prosecution, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding, at law or in equity), hearing, examination or investigation.

“Company Common Stock” shall mean the common stock, par value $.001 per share, of the Company.

“Effectiveness Period” shall have the meaning set forth in Section 2.04.

“Governmental Entity” shall mean the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Indemnified Party” shall have the meaning set forth in Section 3.01(d).

“Indemnifying Party” shall have the meaning set forth in Section 3.01(d).

“Inspectors” shall have the meaning set forth in Section 2.04(k).

“Joinder Agreement” has the meaning set forth in Section 6.01(b).

“Liberty Investment Agreement” shall mean the Investment Agreement dated August 18, 2011, between the Company and Liberty GIC, Inc.

“Morrison” shall mean Morrison Investment Holdings, Inc., a Nevada corporation.

“Microsoft Registration Rights Agreement” shall mean the Registration Rights Agreement of Barnes & Noble, Inc. dated as of December 3, 2014, between the Company and Morrison.

“NMI” shall mean Nook Media Inc., a Delaware corporation.

“Pearson” shall mean Pearson Education, Inc., a Delaware corporation.

“Pearson Inc.” shall mean Pearson Inc., a Delaware corporation.

“Permitted Transferee” shall mean (A) Pearson, (B) Pearson Inc. or (C) any Person that is (directly or indirectly) wholly owned by Pearson Inc.; provided, however, that, in the case of a transfer to a Person that is (directly or indirectly) wholly owned by Pearson Inc., if at any time subsequent to such transfer, such transferee ceases to be wholly owned (directly or indirectly) by Pearson Inc., then such Person shall automatically cease to be a Permitted Transferee and Shareholder for purposes of this Agreement and any Company Common Stock held by such Person shall be deemed to be automatically transferred back to Pearson Inc. or such other Person that is (directly or indirectly) wholly owned by Pearson Inc. as designated by Pearson Inc.

“Person” shall mean any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company or other legal entity or organization.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of December 22, 2014, among the Company, NMI, NOOK Media Member Two LLC, Pearson and Pearson Inc.

“Records” shall have the meaning set forth in Section 2.04(k).

“Register,” “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC.

“Registrable Securities” shall mean the shares of Company Common Stock issued to a Shareholder pursuant to the Purchase Agreement  and any other securities issued or issuable with respect to any such securities by way of share split, share dividend, recapitalization, merger, exchange or similar event or otherwise.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 under the Securities Act, (iii) such securities shall have been otherwise transferred in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities, (iv) such securities are no longer outstanding or (v) such securities may be sold without restriction under the Securities Act, or if later, one year since the date of this Agreement has passed.

“Registration Expenses” shall mean, with respect to any registration, (i) all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, road show expenses and (ii) fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions) and any other special experts retained by the Company; provided that Registration Expenses shall not include any Selling Expenses.

“Registration Statement” means any registration statement that is required to register the resale of the Registrable Securities under this Agreement, and including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Requesting Shareholder” shall have the meaning set forth in Section 2.01(a).

“Representative” shall mean, with respect to any person, the directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives of such person.

“Scheduled Black-Out Period” shall mean the period from and including the 10th Business Day preceding the last day of a fiscal quarter of the Company to and including the 3rd Business Day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities and all fees and expenses, in each case, of any Requesting Shareholder (other than such fees and expenses included in Registration Expenses).

“Series J Holders” shall mean the holders of the Company’s Senior Convertible Redeemable Series J Preferred Stock, par value $.001 per share, and the holders of any Company Common Stock issued upon the conversion of the Company’s Senior Convertible Redeemable Series J Preferred Stock, par value $.001 per share.

“Series J Piggyback Rights” shall mean the rights of a Series J Holder, pursuant to Section 5.02 of the Liberty Investment Agreement, to include for registration any Registrable Securities (as defined in the Liberty Investment Agreement) owned by such Series J Holder in any registration statement proposed to be filed by the Company, subject to the terms of the Liberty Investment Agreement.

“Shareholder” has the meaning set forth in the Preamble hereto.

“Shareholder Indemnified Person” shall have the meaning set forth in Section 3.01(a).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on Form S-3 for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Take-Down” shall have the meaning set forth in Section 2.02(a).

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Suspension Period” shall have the meaning set forth in Section 2.01(d).

SECTION 1.02.  Terms and Usage Generally.  All references herein to an “Article”, “Section” or “Schedule” shall refer to an Article or a Section of, or a Schedule to, this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereto”, “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein shall mean such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent in writing and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its successors and assigns, in each case as permitted under this Agreement. All references to “$” mean the lawful currency of the United States of America.  Each of the parties has participated in the drafting and negotiating of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

ARTICLE II

Registration Rights

SECTION 2.01  Filing.  (a)  As promptly as practicable following the date hereof (and in any event within 12 Business Days of the date hereof) the Company shall file a Shelf Registration Statement to register for sale under the Securities Act all of the Registrable Securities held by Pearson (such Shareholder shall be referred to herein as the “Requesting Shareholder”) and all of the shares of securities requested to be included by any Series J Holder pursuant to such Series J Holder’s Series J Piggyback Rights; provided, however, the Company shall be permitted to satisfy its obligations pursuant to this Section 2.01(a) by including all of the Registrable Securities held by Pearson or the Requesting Shareholder in a Shelf Registration Statement to register for sale under the Securities Act all the shares of securities held by Morrison pursuant to the Microsoft Registration Statement and all of the shares of securities requested to be included in such Shelf Registration Statement by any Series J Holder pursuant to such Series J Holder’s Series J Piggyback Rights.  The Company shall use commercially reasonable efforts to cause the registration statement to become effective. Within two Business Days of the date of this Agreement, the Company shall provide the Series J Holders written notice as required pursuant to Section 5.02 of the Liberty Investment Agreement that it proposes to register the Requesting Shareholders’ Registrable Securities pursuant to this Section 2.01, unless the Company satisfies its obligations under this Section 2.01 by including all of the Registrable Securities held by Pearson or the Requesting Shareholder in a Shelf Registration Statement to register for sale under the Securities Act all the shares of securities held by Morrison pursuant to the Microsoft Registration Statement and all of the shares of securities requested to be included in such Shelf Registration Statement by any Series J Holder pursuant to such Series J Holder’s Series J Piggyback Rights.

(b)           If the method of disposition to be utilized by the Requesting Shareholder shall be an underwritten public offering, the Requesting Shareholder may designate the managing underwriter or co-managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company’s obligation to effect the Shelf Take-Down pursuant to Section 2.02 shall be deemed satisfied only when a Registration Statement covering all Registrable Securities specified in the Requesting Shareholder’s request, for sale in accordance with the method of disposition specified by the Requesting Shareholder, shall have become effective and, (i)(x) if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto and (y) in any other case, such registration statement shall have remained effective throughout the Effectiveness Period and (ii) the offering of the Registrable Securities pursuant to such Registration Statement is not subject to a stop order, injunction, or similar order or requirement of the SEC during such period.

(c)           From and after the date hereof, the Company shall use its commercially reasonable efforts to continue to qualify at all times, for registration on Form S-3 or any successor thereto. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement filed pursuant to Section 2.01(a) hereof continuously effective under the Securities Act in order to permit the prospectus (or any free writing prospectus) forming a part thereof to be usable by the Requesting Shareholder until the date as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or have otherwise ceased to be

Registrable Securities.  In the event the Shelf Registration Statement filed pursuant to Section 2.01(a) hereof fails to become effective or ceases to be effective at any time, the Company shall use reasonable best efforts to file another Registration Statement to register as promptly as reasonably practicable under the Securities Act for public sale in accordance with the method or methods of disposition specified by the Requesting Shareholder the number of shares of Registrable Securities specified by such Requesting Shareholder.

(d)           Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, by providing written notice to the Requesting Shareholder, to require the Requesting Shareholder to suspend the use of the prospectus for sales of Registrable Securities under the registration statement for a reasonable period of time not to exceed 60 consecutive days or 90 days in the aggregate in any 12-month period (a “Suspension Period”) if the Board determines in good faith and if the Company gives written notice that such use would (i) require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company that would materially interfere with such transaction or negotiations or (ii) otherwise materially interfere with financing plans, acquisition activities or business activities of the Company, provided that, if at the time of receipt of such notice the Requesting Shareholder shall have sold Registrable Securities (or have signed a firm commitment underwriting agreement with respect to the purchase of such shares) and the reason for the Suspension Period is not of a nature that would require a post-effective amendment to the Registration Statement, then the Company shall use its commercially reasonable efforts to take such action as to eliminate any restriction imposed by federal securities laws on the timely delivery of such shares.  Such notice shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  Immediately upon receipt of such notice, the Requesting Shareholder shall discontinue the disposition of Registrable Securities under such registration statement and prospectus relating thereto until such Suspension Period is terminated.  The Company agrees that it will terminate any such Suspension Period as promptly as reasonably practicable and will promptly notify the Requesting Shareholder of such termination.  After the expiration of any Suspension Period and without any further request from the Requesting Shareholder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the registration statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If a Suspension Period occurs during the Effectiveness Period for a registration statement, such Effectiveness Period shall be extended for a number of days equal to the total number of days during which the distribution of Registrable Securities is suspended under this Section 2.01(d).  If the Company notifies the Requesting Shareholder of a Suspension Period with respect to a registration statement requested pursuant to Section 2.01, (i) the Requesting Shareholder may by notice to the Company withdraw such request without such request counting as the Requesting Shareholder’s take-down request under Section 2.02 and (ii) the Requesting Shareholder will not be responsible to reimburse the Company for any of its out-of-pocket expenses, including Registration Expenses.

(e)           The Company shall not, without the prior consent of the Requesting Shareholder, be entitled to include in any registration statement referred to in this Section 2.01 securities held by any persons other than the Requesting Shareholder, Morrison and the Series J Holders; provided, however, that the sale of any Registrable Securities by any Requesting Shareholder shall be independent from any sales of Morrison or any Series J Holders, including in connection with any underwritten public offering.

SECTION 2.02  Shelf Take-Down.

(a)           An unlimited number of offerings or sales of Registrable Securities pursuant to a Shelf Registration Statement (each, a “Shelf Take-Down”) may be initiated by the Requesting Shareholder; provided, however, (i) the Requesting Shareholder shall only be entitled to two Shelf Take-Downs in the form of underwritten offerings, (ii) except as otherwise provided in clause (iii) below, in any Shelf Take-Down not in the form of underwritten offering, all Requesting Shareholders, taken together, shall only be entitled to offer and sell on any day, a number of Registrable Securities not in excess of the number of shares of Company Common Stock constituting 20% of the reported trading volume of Company Common Stock on such trading day, and (iii) in any Shelf Take-Down not in the form of underwritten offering, the Requesting Shareholder shall be entitled to sell Registrable Securities in a privately negotiated block trade entered into outside of market trading hours to a single purchaser or a single group of affiliated purchasers, in each case under this clause (iii), that to the knowledge of such Requesting Shareholder are not purchasing with a present intention or view to promptly distribute such Registrable Securities.

(b)           Without limiting the provisions of Section 2.04, in connection with any Shelf Take-Down the Company shall use its reasonable best efforts to: (i) take all actions reasonably necessary to effect such Shelf Take-Down as expeditiously as reasonably practicable and (ii) if reasonably necessary or if reasonably requested by the Requesting Shareholder that initiated the applicable Shelf Take-Down and to the extent consistent with applicable law, amend or supplement the Shelf Registration Statement, including any prospectus supplements thereto, for such purpose as soon as reasonably practicable.

SECTION 2.03  Expenses of Registration.  Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit, the fees and expenses incurred in connection with the listing of the Company Common Stock to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company. All Selling Expenses with respect to Registrable Securities of a Requesting Shareholder incurred in connection with any registration hereunder shall be borne by such Requesting Shareholder.  All Selling Expenses relating to Registrable Securities registered on behalf of the holders of Registrable Securities shall be borne by such holders included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

SECTION 2.04  Procedures for Registration.  If and whenever the Company is required by the provisions of Sections 2.01 or 2.02 to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities, as expeditiously as reasonably practicable:

(a)           prepare and promptly file with the SEC a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the Effectiveness Period;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with a Requesting Shareholder or its Affiliates’ intended method of disposition set forth in such registration statement for such period;

(c)           furnish to the Requesting Shareholder and the underwriters such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement; and the Company hereby consents to the use of such Registration Statement and each amendment or supplement thereto by the Requesting Shareholder and the underwriters in connection with the offering and sale, subject to this Agreement, of the Registrable Securities covered by such Registration Statement and any such amendment or supplement thereto;

(d)           use commercially reasonable efforts to register or qualify (or exempt from such registration or qualification) the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as any Requesting Shareholder or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Company Common Stock is then listed;

(f)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(g)           immediately notify the Requesting Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Requesting Shareholder prepare and furnish to the Requesting Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)           if the offering is underwritten and at the request of the Requesting Shareholder, use commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the Requesting Shareholder, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or financial or statistical data contained therein) and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the Requesting Shareholder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters or the Requesting Shareholder may reasonably request;

(i)           use commercially reasonable efforts to cooperate with the Requesting Shareholder in the disposition of the Registrable Securities covered by such registration statement, including in anticipation of any Shelf Take-Down;

(j)           in connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, and before filing any such registration statement or any other document in connection therewith give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by the Requesting Shareholder or any of its legal counsel; participate in and make documents available for the reasonable and customary due diligence review of underwriters during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that (i) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (ii) the Company may in its sole discretion restrict access to competitively sensitive or legally privileged documents or information; and

(k)           upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall, in connection with the preparation and filing of each registration statement registering Registrable Securities, make available for inspection by any Requesting Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 2.04 and any attorney, accountant or other professional retained by any such Requesting Shareholder or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable any of the Inspectors to exercise its due diligence responsibility.  Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Registrable Securities unless and until such information is made generally available to the public.  Each Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at is expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(l)           otherwise use commercially reasonable efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the SEC and reasonably cooperate with the Requesting Shareholder in the disposition of its Registrable Securities in accordance with the terms of this Agreement.  Such cooperation shall include the endorsement and transfer of any certificates representing Registrable Securities (or a book-entry transfer to similar effect) transferred in accordance with this Agreement and facilitating such Registrable Securities to be in such denominations and registered in such names as the Requesting Shareholder or underwriters request.

The period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof (the “Effectiveness Period”).  The Company shall be required to maintain the effectiveness of the registration statement with respect to the registration of any shares of Registrable Securities for the Effectiveness Period, provided, however, that the Effectiveness Period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement or, in the case of any registration statement requested pursuant to Section 2.01, equal to the number of days included in any Scheduled Black-out Period. In connection with each registration hereunder, the Requesting Shareholder will timely furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably necessary in order to assure compliance with Federal and applicable state securities laws.  In connection with each registration or sale pursuant to Sections 2.01 or 2.02 covering an underwritten public offering, the Company and the Requesting Shareholder agree to enter into customary agreements (including an underwriting or similar agreement) with the managing underwriter or co-managing underwriters selected in the manner herein provided, as the case may be, in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature and take all such other actions reasonably necessary to facilitate the disposition of such Registrable Securities.  The

Company will use commercially reasonable efforts to make available to its security holders, as promptly as reasonably practicable, an earnings statement (which need not to be audited) covering the period of 12 months commencing upon the first disposition of Registrable Securities pursuant to a registration statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 of the SEC promulgated thereunder.

SECTION 2.05  Suspension of Sales.  (a)  Upon receipt of notice from the Company pursuant to Section 2.04(g), each Requesting Shareholder shall immediately discontinue disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Requesting Shareholders (i) have received copies of a supplemented or amended prospectus or prospectus supplement pursuant to Section 2.04(g) or (ii) are advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Requesting Shareholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Requesting Shareholder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.  If the Company shall give such notice with regards to any registration statement requested pursuant to Section 2.01, the Effectiveness Period in respect of such registration statement shall be extended by the number of days during the period from and including the date such notice is given by the Company to the date when the Company shall have (i) made available to the Requesting Shareholder a supplemented or amended prospectus or prospectus supplement pursuant to Section 2.04(g) or (ii) advised the Requesting Shareholder in writing that the use of the prospectus and, if applicable, prospectus supplement may be resumed.

(b)           Notwithstanding anything to the contrary in this Agreement, during any Scheduled Black-out Period each Requesting Shareholder shall immediately suspend or discontinue disposition of Registrable Securities until the termination of such Scheduled Black-out Period; provided that a Scheduled Black-out Period shall not prevent a Requesting Shareholder from making a request for a Shelf Take-Down under Section 2.02 or relieve the Company from its obligation to file (but not its obligation to cause to be declared effective) a registration statement pursuant to this Agreement. The Effectiveness Period in respect of any registration statement requested pursuant to Section 2.01 shall be extended by the number of days included in any Scheduled Black-out Period.

SECTION 2.06  Free Writing Prospectuses.  No Shareholder shall use any “free writing prospectus” (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed); provided that a Requesting Shareholder may use any free writing prospectus prepared and distributed by the Company, including any press release relating to any Shelf Take-Down.

ARTICLE III

Indemnification

SECTION 3.01  Indemnification.  (a)  Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless (including the advancement of expenses (subject to customary reimbursement agreements), including expenses related to the investigation of any Claim and reasonable fees, expenses and disbursements of attorneys and other professionals, incurred prior to any assumption of the defense of such Claim by the Company) each Shareholder and its respective Affiliates, and each of their respective officers, directors, employees, agents, partners, members, stockholders, Representatives and Affiliates, and each person or entity, if any, that controls a Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, agents, partners, members, stockholders, Representatives and Affiliates and employees of each such controlling person (each, a “Shareholder Indemnified Person”) against any and all losses, claims, damages, actions, liabilities, costs and expenses (including expenses related to the investigation, defense and settlement of any Claim and reasonable fees, expenses and disbursements of attorneys and other professionals), judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), arising out of, directly or indirectly resulting from, or relating to any Claim instituted, commenced or brought by any Governmental Entity, stockholder of the Company or any other person (other than (i) a Claim by any Shareholder or any Affiliate of any Shareholder (except in the case of any action to enforce its rights under this Section 3.01) or (ii) a direct Claim by the Company and its Subsidiaries (for the avoidance of doubt, a derivative Claim brought by or on behalf of the Company or its Subsidiaries is not such a direct Claim)) based on, resulting from, or relating to this Agreement or the transactions contemplated by this Agreement and enforcement of this Section 3.01, except that the Company will not be required to indemnify any Shareholder Indemnified Person for Losses resulting from its gross negligence, willful misconduct or willful and material breach of this Agreement.

(b)           Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless each Shareholder Indemnified Person against any and all Losses arising out of, resulting from, or based upon any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, including any preliminary prospectus or final prospectus contained therein (or any documents incorporated therein by reference) or any amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Shareholder or any amendment or supplement thereto; or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Shareholder or such Shareholder’s Shareholder Indemnified Person in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any issuer free writing prospectus prepared by the Company or authorized by it in writing for use by such Shareholder or any amendment or supplement thereto, in reliance upon and in conformity with information regarding such Shareholder or its plan of distribution or ownership interests which such Shareholder furnished in writing to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any issuer free writing prospectus, but only to the extent that such untrue statements or omissions are based solely upon information furnished in writing to the Company by such Shareholder expressly for use therein, (ii) offers or sales effected by or on behalf of such Shareholder “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not prepared by the Company or authorized in writing by the Company, or (iii) the failure by such Shareholder to deliver or make available to a purchaser of Registrable Securities a copy of any preliminary prospectus, pricing information or final prospectus contained in the applicable registration statement or any amendments or supplements thereto (to the extent the same is required by applicable Law to be delivered or made available to such purchaser at the time of sale or contract); provided that the Company shall have delivered to such Shareholder such preliminary prospectus or final prospectus contained in the applicable registration statement and any amendments or supplements thereto pursuant to Section 2.04(c) no later than the time of contract of sale in accordance with Rule 159 under the Securities Act.  Reimbursements payable pursuant to the indemnification contemplated by this Section 3.01(b) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(c)           Notwithstanding any termination of this Agreement, each Shareholder named as a selling stockholder in a registration statement pursuant to this Article III shall indemnify and hold harmless the Company and its officers, directors, employees, agents, Representatives and Affiliates and each person or entity, if any, that controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, agents and employees of each such controlling person against any and all Losses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (or any documents incorporated therein by reference) or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent, that such untrue statements or omissions are based solely upon information furnished in writing to the Company by such Shareholder expressly for use therein.  Reimbursements payable pursuant to the indemnification contemplated by this Section 3.01 will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(d)           If any Claim shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 3.01, except to the extent that such failure shall have materially prejudiced the Indemnifying Party.  In case any such Claim is brought against an Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from an Indemnifying Party, the Indemnifying Party will be entitled to participate in, and to the extent that it shall elect, promptly after receiving the aforesaid notice from such Indemnified Party, assume the defense in such proceeding, including (x) in the case of an indemnification claim pursuant to Sections 3.01(b) or (c), the employment of counsel reasonably satisfactory to the Indemnified Party, (y) in the case of an indemnification claim pursuant to Section 3.01(a), the employment of counsel chosen by the Indemnified Party reasonably satisfactory to the Indemnifying Party, and the payment of all fees and expenses incurred in connection with such defense.  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel (in accordance with this Section 3.01(d) reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that representation of both such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate because of an actual conflict of interest between the Indemnifying Party and such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel in each jurisdiction) at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any Loss (to the extent stated above) by reason of such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed so long as the Indemnifying Party has complied, and continues to comply, with all of its covenants and obligations under this Agreement), effect any settlement or consent to entry of any judgment of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement (x) includes an unconditional release, in form and substance reasonably satisfactory to the Indemnified Party, of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and (y) does not result in any limitation or restriction upon any Shareholder’s exercise of all rights, privileges and preferences applicable to it as a holder of Company Common Stock and its rights under this Agreement. Notwithstanding the foregoing, the parties acknowledge and agree that to the extent a Claim is made against any Shareholder Indemnified Person which may be indemnifiable pursuant to Section 3.01(a), the Shareholder Indemnified Person will be entitled to retain its regular outside counsel to review and produce documents, electronic files and other materials in response to document requests in connection with any Claim for which a Shareholder Indemnified Person may be entitled to indemnification pursuant to Section 3.01(a), and make determinations with respect to and prosecute issues related to confidential information of the Shareholder Indemnified Persons.  The Company will pay directly the reasonable fees and expenses of such counsel in connection with any such Claim.

SECTION 3.02  Contribution.  If the indemnification provided for in Sections 3.01(b) or 3.01(c) is unavailable to an Indemnified Party with respect to any Losses, or is insufficient to hold the Indemnified Party harmless as contemplated therein (other than pursuant to the exceptions to indemnification provided for in Sections 3.01(b) or 3.01(c)), then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct or prevent such statement or omission.  The Company and each Shareholder agree that it would not necessarily be just and equitable if the amount of contribution pursuant to this Section 3.02 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.02.  No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from an Indemnifying Party not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Shareholder Indemnified Person shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by the Shareholders under the relevant registration statement exceeds the amount of any damages that such a Shareholder Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

ARTICLE IV

Rule 144

SECTION 4.01  Rule 144 Reporting.  With a view to making available to the Shareholders the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement; (ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act; (iii) so long as any Shareholder owns Registrable Securities, furnish to such Shareholder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; (iv) such other reports and documents as such Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Company Common Stock without registration; and (v) take any other action (including cooperating with the Shareholders to cause the transfer agent to remove any restrictive legend on certificates evidencing the Company Common Stock) as shall be reasonably requested by the Shareholder or which shall otherwise facilitate the sale of the Company Common Stock from time to time by the Shareholder pursuant to the Rule 144 under the Securities Act. Upon the request of any holder of Registrable

Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

ARTICLE V

Transfer and Termination of Registration Rights

SECTION 5.01  Transfer of Registration Rights.  (a) No Shareholder shall have the right to transfer any right, remedy, obligation or liability arising under this Agreement, other than to a Permitted Transferee.

(b) Following any transfer or assignment made pursuant to Section 5.01(a) in connection with the transfer by a Shareholder of a portion of its Registrable Securities to a Permitted Transferee, the Shareholder shall retain all rights, remedies, obligations and liabilities under this Agreement with respect to the remaining portion of its Registrable Securities; provided, however, notwithstanding anything to the contrary contained in this Agreement, in no event shall an assignment pursuant to this Section 5.01 require the Company keep more than one Shelf Registration Statement for all Requesting Shareholders effective under the Securities Act at any given time.

SECTION 5.02  Termination of Registration Rights.  This Agreement (other than Section 2.03 and Article III) will terminate on the date on which all shares of Company Common Stock subject to this Agreement cease to be Registrable Securities.

ARTICLE VI

Miscellaneous

SECTION 6.01  Binding Effect; Assignability; Shareholder Joinder; Benefit.  (a)  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Shareholder that ceases to own beneficially any Registrable Securities shall cease to be subject to the terms hereof (other than (i) the provisions of Article III applicable to such Shareholder with respect to any offering of Registrable Securities completed before the date such Shareholder ceased to own any Registrable Securities and (ii) this Article VI).

(b)           Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any transfer of Registrable Securities or otherwise, except in accordance with Section 5.01.  Upon transfer of any right, remedy, obligation or liability pursuant to Section 5.01, any such Permitted Transferee shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto (a “Joinder Agreement”) and shall thenceforth be a “Shareholder”.

(c)           Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except that the provisions of Article III shall inure to the benefit of the persons referred to in that article.

SECTION 6.02  Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand or by messenger addressed:

(a)           if given to the Company, to the following address and fax number:

Barnes & Noble, Inc.
122 Fifth Avenue
New York, NY 10011

Attn: Vice President, General Counsel & Secretary

Facsimile: (212) 463-5683

With a Copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019

Attn: Scott A. Barshay, Esq.
Andrew R. Thompson, Esq.

Facsimile: (212) 474-3700

(b)           if given to any Shareholder, at the address for such Shareholder set forth in Exhibit B hereto or otherwise provided to the Company as set forth below.

All such notices shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile, (ii) on the delivery date if delivered personally to the party to whom the same is directed, (iii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iv) five (5) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available addressed to the receiving party as specified on the signature page of this Agreement.  Changes of the person to receive notices or the place of notification shall be effectuated pursuant to a notice given under this Section 6.02.

Any person that becomes a Shareholder after the date hereof shall provide its address, fax number and email address to the Company.

SECTION 6.03  Counterparts and Facsimile.  This Agreement may be executed in two or more identical counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

SECTION 6.04  Waiver; Amendment.  No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company and the holders of at least a majority of the Registrable Securities held by the parties hereto at the time of such proposed amendment or modification, provided that no such amendment or modification shall adversely affect the interests of any holder of Registrable Securities hereunder disproportionately to other holders of Registrable Securities without the written consent of such holder.

SECTION 6.05  Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial.  (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS RULES OF SUCH STATE.

(b)           Specific Enforcement.  THE PARTIES ACKNOWLEDGE AND AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED.  IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OR THREATENED BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF COMPETENT JURISDICTION, IN EACH CASE WITHOUT PROOF OF DAMAGES OR OTHERWISE (AND EACH PARTY HEREBY WAIVES ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY), THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY.  THE PARTIES AGREE NOT TO ASSERT THAT A REMEDY OF SPECIFIC ENFORCEMENT IS UNENFORCEABLE, INVALID, CONTRARY TO LAW OR INEQUITABLE FOR ANY REASON, NOR TO ASSERT THAT A REMEDY OF MONETARY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY.

(c)           Submission to Jurisdiction.  EACH OF THE PARTIES HERETO IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, BROUGHT BY THE OTHER PARTY HERETO OR ITS SUCCESSORS OR ASSIGNS SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, SO LONG AS ONE OF SUCH COURTS

SHALL HAVE SUBJECT MATTER JURISDICTION OVER SUCH SUIT, ACTION OR PROCEEDING, AND THAT ANY CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT SHALL BE DEEMED TO HAVE ARISEN FROM A TRANSACTION OF BUSINESS IN THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE PERSONAL JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, (1) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON, (2) ANY CLAIM THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) AND (3) TO THE FULLEST EXTENT PERMITTED BY THE APPLICABLE LAW, ANY CLAIM THAT (A) THE SUIT, ACTION OR PROCEEDING IN SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, (B) THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR (C) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ON BEHALF OF ITSELF OR ITS PROPERTY, BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH BELOW, AND NOTHING IN THIS SECTION 6.05(c) SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(d)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.05(d).

SECTION 6.06  Headings.  The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

SECTION 6.07  Entire Agreement.  Except as specifically provided in this Agreement, this Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

SECTION 6.08  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

SECTION 6.09  Future Registration Rights.  From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder registration rights the terms of which are more favorable than or senior to the registration rights granted to the Shareholders hereunder unless it offers corresponding registration rights to the Shareholders hereunder; provided that this Section 6.09 shall not apply to any registration rights granted to the Company’s Subsidiaries (or their respective successors).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

BARNES & NOBLE, INC.

By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Chief Executive Officer

[Signature Page to the Registration Rights Agreement]

PEARSON EDUCATION, INC.

By:	/s/ Philip J. Hoffman
	Name:	Philip J. Hoffman
	Title:	Executive Vice President

[Signature Page to the Registration Rights Agreement]

EXHIBIT A

[FORM OF SHAREHOLDER JOINDER TO REGISTRATION RIGHTS AGREEMENT]

This SHAREHOLDER JOINDER AGREEMENT (this “Shareholder Joinder Agreement”) is made as of the date written below by the undersigned in accordance with the Registration Rights Agreement dated as of December 22, 2014 (as the same may be amended from time to time, the “Registration Rights Agreement”), among Barnes & Noble, Inc., a Delaware corporation, and the Shareholders party thereto.  Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

SECTION 1.  Acknowledgment.  The undersigned acknowledges that it is becoming a party to the Registration Rights Agreement.

SECTION 2.  Agreement.  The undersigned (a) agrees that it shall be bound by and subject to the terms of the Registration Rights Agreement as a “Permitted Transferee” of a Shareholder thereto, (b) shall have all the rights and obligations of a Shareholder and a Permitted Transferee thereunder as if it had executed the Registration Rights Agreement as if it were originally a party thereto, and (c) hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement (including, without limitation, Section 6.01 thereof).

Executed and dated this       day of

[NAME OF JOINING SHAREHOLDER],

by

Name:
Title:

Address for Notices: [Address] [Fax number]

EXHIBIT B

SHAREHOLDERS PARTY TO THE REGISTRATION RIGHTS AGREEMENT

For each Shareholder:

Pearson Education, Inc.
c/o Pearson Inc.
330 Hudson Street
New York, NY 10013
Attention:     Chief Corporate Finance and Strategy Officer

Facsimile:      (917) 260-8859